UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 26, 2020

PDL BioPharma, Inc.

(Exact name of Company as specified in its charter)

000-19756
(Commission File Number)

Delaware	94-3023969
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

932 Southwood Boulevard
Incline Village, Nevada 89451
(Address of principal executive offices, with zip code)

(775) 832-8500
(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	PDLI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed, on August 19, 2020, at the 2020 Annual Meeting of Stockholders, the stockholders of PDL BioPharma, Inc. (the “Company”), upon the recommendation of the Company’s Board of Directors (the “Board”), approved amendments to the Company’s Restated Certificate of Incorporation (the “Certificate”) in order to phase out the classification of the Board and to provide for the annual election of all directors, as described below. The amendments to the Certificate (the “Declassification Amendment”) became effective upon filing with the Office of the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) on August 26, 2020.

Article SEVENTH of the Certificate provided that the Board was divided into three classes of approximately equal size, composed of directors each serving terms of office of three years. The Declassification Amendment amends Article SEVENTH to provide for the annual election of directors. Specifically, the Declassification Amendment provides for the annual election of directors beginning at the 2021 annual meeting of stockholders, and that the declassification of the Board will be phased in over a period of three years. Beginning with the 2023 annual meeting of stockholders, the declassification of the Board will be complete and all directors will be subject to annual election for one year terms.

Following stockholder approval of the Declassification Amendment, the Board also approved the Company’s Fourth Amended and Restated Bylaws (the “Amended Bylaws”) making technical and conforming amendments to Sections 2, 3 and 4 of Article III of the Company’s Third Amended and Restated Bylaws. The Amended Bylaws became effective upon filing of the Declassification Amendment with the Delaware Secretary of State on August 26, 2020.

A copy of the Declassification Amendment and the Amended Bylaws are attached hereto as Exhibits 3.1 and 3.2, respectively. The descriptions of the Declassification Amendment and the Amended Bylaws are qualified in their entireties by reference to the full text contained in Exhibits 3.1 and 3.2, respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment of Restated Certificate of Incorporation effective August 26, 2020
3.2	Fourth amended and Restated Bylaws effective August 26, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDL BIOPHARMA, INC.
(Company)

By:	/s/ Dominique Monnet
Dominique Monnet
President and Chief Executive Officer

Dated: September 1, 2020

Exhibit Index

Exhibit No.	Description
3.1	Certificate of Amendment of Restated Certificate of Incorporation effective August 26, 2020
3.2	Fourth amended and Restated Bylaws effective August 26, 2020